Confidential treatment requested by Elevai Labs Inc. (the "Company") as to the omitted portions indicated with "[***]." Certain identified information has been excluded because it is not material and is of the type that the Company treats as private or confidential.

Work Order Number 1

Pre-IND Services for EL-M22 (Obesity)

This Work Order (hereinafter referred to as the "WO 1") dated and entered into effective as of the 21st day of October 2024 is made by and between KCRN Research, Inc. ("KCRN") and Elevai Biosciences, Inc. ("Client"), pursuant to and subject to the terms and conditions of the Master Services Agreement dated October 21, 2024 (the "Agreement") between the parties.

KCRN Designated Representative	Hugh Lee CEO & Founder KCRN Research, Inc. 12311 Middlebrook Road Suite 200 Germantown, MD 20874, USA +1-301-540-2600, hughlee@kcrnresearch.com
Client Designated Representative	Deniel Mero Co-Founder Elevai Biosciences dmero@elevaibio.com

Scope of Services:
Pre-IND Meeting Services for EL-22 (Obesity)

- The Services will be conducted in three phases.
  - In Phase 1, KCRN will work with Client to develop and submit a Pre-IND meeting request with FDA to discuss the regulatory path of EL-22, a recombinant *Lactobacillus casei* engineered to harbor a gene linked to a modified human myostatin gene. Phase 1 will start commence after execution of this WO 1.
  - In Phase 2, KCRN will work with Client to prepare for the Pre-IND meeting with FDA (if granted), including developing and submitting the Pre-IND package.
  - In Phase 3, KCRN will be the Pre-IND meeting by video/teleconference or by written response.
- Upon completion of a phase, commencement of Services for the subsequent phase shall be at Client's written consent and direction (email shall suffice).
- Additional Services (if any) beyond Phase 3 will be scoped out after completion of Phase 3 and require a new Work Order.

Target Timeline:
Pre-IND Meeting for January 2025

Budget and Payment Schedule:

Service	Budget	Payment Schedule
Phase 1 - Pre-IND Meeting Request Development and Submission	$[***]	[***]% invoiced upon execution of this WO 1; remaining [***]% invoiced upon occurrence submission
Phase 2 - Pre-IND Package Development and Submission	$[***]	[***]% invoiced upon occurrence of the submission

Phase 3 – Pre-IND Meeting	Up to $[***]	$[***]invoiced upon the occurrence of submission of written response, OR $[***] invoiced upon the occurrence of attending the video/teleconference
Total	Up to $[***]	

Payment:
In accordance with Section 2 of the Agreement.

IN WITNESS WHEREOF, this Work Order has been executed by the parties to this Work Order through their duly authorized officers, effective as of the date set forth above.

Elevai Biosciences, Inc.

By: DocuSigned by: Graydon Bensler
533531F8EF3549E...

Name: Graydon Bensler

Title: CEO and Director

Date: 10/21/2024

KCRN Research, Inc.

By: DocuSigned by: [signature]
4F36BA3EE7C749E...

Name: Hugh Lee

Title: CEO & Founder

Date: 10/21/2024